SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 27, 2020

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

Five American Lane, Greenwich, CT	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (855) 976-6951

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	XPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation.

On May 27, 2020, XPO Logistics, Inc. (“XPO” or the “Company”) completed its previously announced private placement of $300 million aggregate principal amount of 6.250% Senior Notes due 2025 (the “Notes”). The Notes were issued as an add-on to the Company’s existing 6.250% Senior Notes due 2025, pursuant to the indenture dated as of April 28, 2020 (the “Indenture”) among XPO, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee. The aggregate principal amount of 6.250% Senior Notes due 2025 outstanding after the issuance of the Notes is $1.15 billion.

The Notes were offered in the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and, outside the United States, only to non-U.S. investors pursuant to Regulation S under the Securities Act. The offering of the Notes has not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

The Notes will bear interest at a rate of 6.250% per annum, payable semiannually in cash in arrears on May 1 and November 1 of each year, commencing November 1, 2020. The Notes will mature on May 1, 2025.

The Notes will be guaranteed by each of XPO’s direct and indirect wholly owned restricted subsidiaries (other than certain excluded subsidiaries) that guarantees or is or becomes a borrower under XPO’s existing secured revolving credit facility or existing secured term loan facility (or certain replacements thereof) or that guarantees certain capital markets indebtedness of XPO or any guarantor of the Notes. The Notes and the guarantees thereof will be unsecured, unsubordinated indebtedness of XPO and the guarantors.

The Indenture contains certain customary covenants and events of default (subject in certain cases to customary grace and cure periods).

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the Indenture, which is incorporated herein by reference.

Forward-looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements.  In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms.  However, the absence of these words does not mean that the statements are not forward-looking.  These forward-looking statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors the Company believes are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements.  Factors that might cause or contribute to a material difference include the risks discussed in the Company’s filings with the SEC and the following: the severity, magnitude, duration and aftereffects of the COVID-19 pandemic and government responses to the COVID-19 pandemic; public health crises (including COVID-19); economic conditions generally; competition and pricing pressures; the Company’s ability to align its investments in capital assets, including equipment, service centers and warehouses, to its customers’ demands; the Company’s ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; the Company’s ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; the Company’s substantial indebtedness; the Company’s ability to raise debt and equity capital; the Company’s ability to maintain positive relationships with its network of third-party transportation providers; the Company’s ability to attract and retain qualified drivers; litigation, including litigation related to alleged misclassification of independent contractors and securities class actions; labor matters, including the Company’s ability to manage its subcontractors, and risks associated with labor disputes at the Company’s customers and efforts by labor organizations to organize its employees; risks associated with the Company’s self-insured claims; risks associated with defined benefit plans for the Company’s current and former employees; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; fuel price and fuel surcharge changes; issues related to the Company’s intellectual property rights; governmental regulation, including trade compliance laws, as well as changes in international trade policies and tax regimes; governmental or political actions, including the United Kingdom’s exit from the European Union; and natural disasters, terrorist attacks or similar incidents. All forward-looking statements set forth in this Current Report on Form 8-K are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business or operations. Forward-looking statements set forth in this Current Report on Form 8-K speak only as of the date hereof, and the Company does not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Document
4.1	Indenture, dated as of April 28, 2020, among XPO Logistics, Inc., the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee (incorporated by reference into the Registrant’s Current Report on Form 8-K, dated April 28, 2020 (File No. 001-32172))
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2020	XPO LOGISTICS, INC.
	By:	/s/ Karlis P. Kirsis
Karlis P. Kirsis
Corporate Secretary